UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 7, 2023
Date of Report (Date of earliest event reported)

lululemon athletica inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33608	20-3842867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1818 Cornwall Avenue
Vancouver, British Columbia
Canada, V6J 1C7
(Address of principal executive offices, including Zip Code)
Registrant's telephone number, including area code: (604) 732-6124

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.005 per share	LULU	Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders
At the lululemon athletica inc. 2023 Annual Meeting of Shareholders held on June 7, 2023, the matters on which the stockholders voted, in person or by proxy, were:

1.to elect three Class I directors to hold a three-year term and to approve the continuation of one Class II director to serve the remainder of the term, until each director's respective successors are elected and qualified;
2.to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 28, 2024;
3.to approve, on an advisory basis, the compensation of our named executive officers;
4.to approve, on an advisory basis, the frequency of say-on-pay votes; and
5.to approve the adoption of the lululemon athletica inc. 2023 Equity Incentive Plan.
The results of the voting were as follows:
Election of Directors:

Class I Director	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Michael Casey	85,443,436	19,615,298	59,264	7,284,451
Glenn Murphy	89,851,531	15,207,773	58,694	7,284,451
David Mussafer	86,293,351	18,766,509	58,138	7,284,451

Class II Director	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Isabel Mahe	103,574,424	1,487,455	56,119	7,284,451
Each of the foregoing nominees was elected and each received more votes for than the votes cast against that nominee's election.
Ratification of Appointment of Independent Registered Public Accounting Firm:

	Votes For	Votes Against	Votes Abstained
PricewaterhouseCoopers LLP	111,491,407	859,225	51,817
The foregoing proposal was approved.
Approval, on an Advisory Basis, of Executive Compensation:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Executive Compensation	98,653,692	6,383,980	80,326	7,284,451
The foregoing proposal was approved.
Recommended Frequency of Advisory Say-on-Pay Proposal:

	1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
Say-on-Pay Frequency	92,950,646	10,273,494	1,606,107	287,751	7,284,451
The foregoing proposal recommended an advisory say-on-pay proposal frequency of 1 year.
Approval of Adoption of the lululemon athletica inc. 2023 Equity Incentive Plan:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2023 Equity Incentive Plan	102,204,735	2,863,562	49,701	7,284,451
The foregoing proposal was approved.

Item 9.01.	Financial Statements and Exhibits.
 (d) Exhibits.

Exhibit No.	Description

10.1	Policy for Recovery of Erroneously Awarded Incentive-Based Compensation

10.2	Form of Non-Qualified Stock Option Agreement

10.3	Form of Notice of Grant of Performance Shares and Performance Shares Agreement

10.4	Form of Notice of Grant of Restricted Stock Units and Restricted Stock Units Agreement

10.5	Form of Restricted Stock Award Agreement

104	Cover Page Interactive Data File (formatted in iXBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

lululemon athletica inc.

Dated: June 13, 2023	/s/ MEGHAN FRANK
Meghan Frank
Chief Financial Officer